EXHIBIT 24


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby severally constitute and appoint M.
S. Koly and Paul M. Feinstein, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 relating to the public offer of shares of the Company's common stock, par value $0.01, that were sold pursuant to the Common Stock Purchase Agreement, dated as of November 27, 2005 by and among Delcath Systems, Inc. and the purchasers listed on Exhibit A thereto or that may be issued upon exercise of the Company's 2005 Series A Warrants to Purchase Shares of Common Stock, its 2005 Series B Warrants to Purchase Shares of Common Stock or its Series C Warrants to Purchase Shares of Common Stock and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

     Signature                                  Title                                   Date
     ---------                                  -----                                   ----

                                       President and Chief Executive              December 31, 2005
/s/ M. S. KOLY                         Officer (Principal Executive
------------------------------
M.S. Koly                              Officer) and Director

/s/ PAUL M. FEINSTEIN                  Chief Financial Officer (Principal         December 31, 2005
------------------------------
Paul M. Feinstein                      Financial and Accounting Officer)

/s/ SAMUEL HERSCHKOWITZ                Chairman and Director                      December 31, 2005
------------------------------
Samuel Herschkowitz, M.D.

/s/ MARK A. CORIGLIANO                 Director                                   December 31, 2005
------------------------------
Mark A. Corigliano

/s/ DANIEL ISDANER                     Director                                   December 31, 2005
------------------------------
Daniel Isdaner

/s/ VICTOR NEVINS                      Director                                   December 31, 2005
------------------------------
Victor Nevins